UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 11, 2010
(Date of earliest event reported)

McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction of incorporation)	001-31216	(I.R.S. Employer Identification No.)

3965 Freedom Circle Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On February 11, 2010, McAfee, Inc. (“McAfee”), issued a press release announcing its preliminary results for the fourth quarter and full year ended December 31, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed.  Unless expressly incorporated into a filing of McAfee under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release shall not be incorporated by reference into any filing of McAfee, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 8.01.          Other Events.

On February 11, 2010, McAfee announced that its Board of Directors has approved a stock repurchase program of up to $500 million through December 2011. McAfee may begin the repurchase of its stock at the conclusion of its current quarterly blackout period following its announcement of fourth quarter 2009 financial results. Such repurchases may be made from time to time in the open market or through privately negotiated transactions. In connection with the stock repurchase program, McAfee may enter into a plan or plans that are compliant with Rule 10b5-1 of the United States Securities Exchange Act of 1934. The timing and amount of any stock repurchased under the program will depend on market conditions, stock price, corporate and regulatory requirements, capital availability and other factors. These repurchases may be commenced or suspended at any time or from time to time without prior notice.

Forward Looking Statements

This Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding McAfee’s stock repurchase program. These statements involve risks and uncertainties, including, but not limited to, that McAfee may not successfully repurchase stock under its stock repurchase program. For a detailed discussion of other risks, please refer to McAfee’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 and, from time to time, other filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s web site (http://www.sec.gov). Stockholders of McAfee are cautioned not to place undue reliance on McAfee’s forward-looking statements, which speak only as of the date such statements are made. McAfee does not undertake any obligation to publicly update any forward-looking statement to reflect events, circumstances or new information after the date of this filing.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits:

99.1	Press Release, dated February 11, 2010, announcing McAfee’s preliminary results for the fourth quarter and full year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.

Date:	February 11, 2010	By:	/s/ Keith S. Krzeminski
Keith S. Krzeminski
Chief Accounting Officer and Senior
Vice President of Finance